Exhibit 10.7

Execution Version

THIRD AMENDMENT

This THIRD AMENDMENT (this “Amendment”), dated as of January 7, 2020, by and among Ortho-Clinical Diagnostics S.A., a public limited liability company (société anonyme) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 89C, rue Pafebruch, L—8308 Capellen, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register (Registre de Commerce et des Sociétés de Luxembourg) under number B 185693 (the “Lux Borrower”), Ortho-Clinical Diagnostics, Inc. (the “U.S. Borrower” and together with the Lux Borrower, the “Borrowers”), Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 89C, rue Pafebruch, L—8308 Capellen, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register (Registre de Commerce et des Sociétés de Luxembourg) under number B 185679 (“Holdings”), the Lenders party hereto, Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Existing Credit Agreement (as defined below) or the Existing Credit Agreement, as amended by this Amendment, as applicable.

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent are parties to a Credit Agreement, dated as of June 30, 2014 (as amended by that certain First Amendment to Credit Agreement, dated as of June 6, 2017, as further amended by that Second Amendment to Credit Agreement, dated as of June 8, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the lenders under the Revolving Credit Facility under the Existing Credit Agreement are herein referred to as the “Existing Revolving Credit Lenders”;

WHEREAS, pursuant to Section 10.01(h) of the Existing Credit Agreement, Section 7.08 of the Existing Credit Agreement (or, for the purposes of determining compliance with the Financial Covenant, any defined terms used therein) may be amended or otherwise modified with the consent of the Required Revolving Lenders;

WHEREAS, the Borrowers have requested certain amendments to the Existing Credit Agreement as set forth herein, the Existing Revolving Credit Lenders who constitute the Required Revolving Lenders as of the date hereof, who execute and deliver this Amendment (the “Third Amendment Consenting Revolving Credit Lenders”), have agreed to such request on the terms and subject to the conditions set forth herein and the Administrative Agent has acknowledged such request.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1 Amendments to Existing Credit Agreement.

(a) Section 1.01 is hereby amended to insert the following in appropriate alphabetical order therein:

“Third Amendment” means the Third Amendment, dated as of January 7, 2020, by and among the Borrowers, Holdings, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Third Amendment Effective Date” means the date upon which Third Amendment becomes effective in accordance with Section 3 thereof.

(b) The definition of “First Lien Net Leverage Ratio” is hereby amended to insert the following after the words “as applicable” set forth therein:

“; provided that, solely for purposes of calculating the First Lien Net Leverage Ratio for purposes of measuring compliance with the Financial Covenant, the amount of unrestricted cash and Cash Equivalents of the Borrower Parties as of such date shall not exceed $75,000,000”;

(c) Section 7.08 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“As of the end of each fiscal quarter of the Lux Borrower (commencing with the second full fiscal quarter after the Closing Date) and so long as the aggregate amount of L/C Obligations, Revolving Credit Loans and Swing Line Loans outstanding as of the end of such fiscal quarter (with respect to L/C Obligations, to the extent not Cash Collateralized by the Borrowers to at least 100% of their maximum stated amount) exceeds 30.0% of the aggregate amount of all Revolving Credit Commitments in effect as of the Closing Date, permit the First Lien Net Leverage Ratio as of the end of such fiscal quarter of the Lux Borrower and its Restricted Subsidiaries to be greater than (v) 5.25:1.00 for each fiscal quarter ending on or prior to January 3, 2016, (w) 5.00:1.00 for each fiscal quarter ending after January 3, 2016 and prior to the Third Amendment Effective Date, (x) 6.00:1.00 for each fiscal quarter ending after the Third Amendment Effective Date and on or prior to June 30, 2021, (y) 5.50:1.00 for each fiscal quarter ending after June 30, 2021 and on or prior to September 30, 2022 and (z) 5.00:1:00 for each fiscal quarter ending thereafter (the “Financial Covenant”).”

SECTION 2 Conditions to Closing of this Amendment. This Amendment shall become effective, subject to the occurrence of the condition subsequent set forth in Section 3 of this Amendment, on the date when the following conditions shall have been satisfied (or waived) (the “Third Amendment Closing Date”):

(a) The Administrative Agent shall have received this Amendment, executed and delivered by Holdings, the Borrowers, each Third Amendment Consenting Revolving Credit Lender (who, for the avoidance of doubt, constitute the Required Revolving Lenders as of the date hereof) and the Administrative Agent.

(b) On the Third Amendment Closing Date and immediately after giving effect to this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Existing Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Existing Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b) of the Existing Credit Agreement, respectively.

(c) The Administrative Agent shall have received from the U.S. Borrower, acting in its capacity as Borrower Representative, a certificate executed by a Responsible Officer of the U.S. Borrower, certifying compliance with the requirements of preceding clause (b).

SECTION 3 Conditions to Effectiveness of this Amendment. The amendments set forth in Section 2 above shall be effective on the date upon which a portion of the Borrowers’ outstanding 6.625% Senior Notes due 2022 is redeemed with the net cash proceeds of at least $350,000,000 aggregate principal amount of Term Loans (the “2020 Incremental Term Loans”) of a new Term Loan Tranche incurred through a Term Commitment Increase or a New Term Commitment in accordance with Section 2.14 of the Credit Agreement (the “Refinancing”); provided that (x) such Refinancing shall occur no later than the date that is 180 days after the date hereof (or such later date as may be agreed by the Administrative Agent in its reasonable discretion) and (y) the terms of the 2020 Incremental Term Loans shall provide that, after the date of delivery of the financial information required pursuant to Section 6.01(a) and (b) (other than with respect to any fourth quarter), at the request of the Administrative Agent, the Lux Borrower will hold and participate in a quarterly conference call or teleconference at a time selected by the Lux Borrower and reasonably acceptable to the Administrative Agent, with all of the Lenders that choose to participate, to review the financial results of the previous fiscal quarter or fiscal year, as applicable, and the financial condition of the Lux Borrower and its Subsidiaries (it being understood that such conference call or teleconference may be the same conference call or teleconference required to be held by the terms of the Senior Notes (or any replacement thereof)).

SECTION 4 Costs and Expenses Holdings and the Borrowers hereby reconfirm their obligations pursuant to Section 10.04 of the Existing Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

SECTION 5 Loan Document. The Borrowers and the other parties hereto acknowledge and agree that, on and after the Third Amendment Closing Date, this Amendment shall constitute a Loan Document for all purposes of the Existing Credit Agreement, as amended by this Amendment, and the other Loan Documents.

SECTION 6 Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Holdings and each Borrower represents and warrants to the Administrative Agent and the Lenders party hereto on and as of the Third Amendment Closing Date that, in each case:

(a) this Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Existing Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent; and

(b) no Event of Default exists as of the Third Amendment Closing Date, both immediately before and after giving effect to this Amendment.

SECTION 7 Reference to and Effect on the Existing Credit Agreement and the Loan Documents.

(a) On and after the Third Amendment Closing Date, each reference in any Loan Document to “the Credit Agreement” shall mean a reference to the Existing Credit Agreement, as amended by this Amendment, and each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment.

(b) The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under the Loan Documents, in each case, as amended by this Amendment, and such other obligations and liabilities expressed or purported to be secured pursuant to such Collateral Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. This Amendment shall not constitute a novation of the Existing Credit Agreement or the other Loan Documents.

SECTION 8 Governing Law; Jurisdiction; Etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b) AND (c) AND SECTIONS 10.16 AND 10.17 OF THE EXISTING CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

SECTION 9 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 10 Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Ortho-Clinical Diagnostics Holdings Luxembourg
S.à r.l., as Holdings

By:	/s/ Maria Priolo
Name: Maria Priolo
Title: Class B Manager

Ortho-Clinical Diagnostics S.A., as Lux Borrower

By:	/s/ Maria Priolo
Name: Maria Priolo
Title: Class B Manager

Signature Page to Amendment to Credit Agreement

Ortho-Clinical Diagnostics, Inc., as U.S. Borrower

By:	/s/ John K. Sanders
Name: John K. Sanders
Title: Vice President of Finance and Treasurer

Signature Page to Amendment to Credit Agreement

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, a L/C Issuer, Swing Line Lender, and a Lender

By:	/s/ Edward Pan
Name: Edward Pan
Title: Associate

Signature Page to Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender

By:	/s/ Kyler Eng
Name: Kyler Eng
Title: Vice President

Signature Page to Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as a Revolving Credit Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment to Credit Agreement

Accepted by:

UBS Securities LLC

By:	/s/ Michael Lawton
Name: Michael Lawton
Title: Managing Director

By:	/s/ Kevin T. Pluff
Name: Kevin T. Pluff
Title: Managing Director Leveraged Capital Markets

UBS AG, Stamford Branch

By:	/s/ Michael Lawton
Name: Michael Lawton
Title: Managing Director

By:	/s/ Kevin T. Pluff
Name: Kevin T. Pluff
Title: Managing Director Leveraged Capital Markets

ING Capital LLC, as a Revolving Credit Lender

By:	/s/ L.V. Thate
Name: L.V. Thate
Title: Managing Director

By:	/S/ Andrew Isaacs
Name: Andrew Isaacs
Title: Director

Signature Page to Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Credit Lender

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

Signature Page to Amendment to Credit Agreement

Citicorp North America, Inc., as a Revolving Credit Lender

By:	/s/ Alvaro De Velasco
Name: Alvaro De Velasco
Title: Vice President (212) 816-4312

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment to Credit Agreement

MACQUARIE CAPITAL FUNDING LLC, as a Revolving Credit Lender

By:	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Ayesha Farooqi
Name: Ayesha Farooqi
Title: Authorized Signatory

Signature Page to Amendment to Credit Agreement

National Westminster Bank plc, as a Revolving Credit Lender

By:	/s/ RICHARD BRADBURY
Name: RICHARD BRADBURY
Title: DIRECTOR

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment to Credit Agreement

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Revolving Credit Lender

By:	/s/ G. Andrew Keith
Name: G. Andrew Keith
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment to Credit Agreement